UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. )

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatteras Long / Short Debt Fund
Hatteras Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

INFORMATION STATEMENT
November 27, 2012

This Information Statement is being furnished by the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), to the shareholders of its series, Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long / Short Equity Fund (“L/S Equity”), Hatteras Long / Short Debt Fund (“L/S Debt”), Hatteras Hedged Strategies Fund (“Hedged Strategies”) and Hatteras Managed Futures Strategies Fund (“Managed Futures") (collectively, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemptive order, as well as a no-action letter relating to the exemptive order (the “Order”), issued by the U.S. Securities and Exchange Commission (the “SEC”).  Under the Order, Hatteras Alternative Mutual Funds, LLC (the “Adviser”), the Funds’ investment adviser, may enter into and materially amend agreements with sub-advisers and trading advisors, subject to approval of the Board but without obtaining shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis.  As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds, each a series of Underlying Funds Trust (“Underlying Funds”). The Adviser is responsible for selecting sub-advisers and trading advisors (collectively, the “Sub-Advisers”) to manage or trade the assets of the Underlying Funds in which each Fund invests.  The Sub-Advisers are engaged to manage or trade the investments of the Underlying Funds in accordance with each Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board.  Each Sub-Adviser is responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of securities or other investments in the portion of each Underlying Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Board, the Trust and the Adviser applied for, and the SEC approved, the Order, which permits the Adviser, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisers, change the terms of particular agreements with Sub-Advisers or continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory or trading advisor agreement.  As a condition of the Order, the Adviser is obligated to provide shareholders with certain information regarding each Sub-Adviser in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended, except as modified to permit aggregate fee disclosure.  This Information Statement is being provided in light of the Board’s approval of the new sub-advisory agreements and trading advisor agreement described below.

On August 22, 2012 and May 23, 2012, at separate in-person meetings of the Board, a majority of the Board, including a majority of Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), after having met in an executive session with independent counsel, voted to approve each Sub-Advisory Agreement (the “Sub-Advisory Agreements”) and a trading advisor agreement (the “Trading Agreement”) by and among the Adviser, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following Sub-Advisers:

Name of Sub-Adviser	Date of Meeting at Which Sub-Advisory Agreement or Trading Agreement was Approved
White Oak Global Advisors, LLC	August 22, 2012 / Sub-Advisory Agreement
KeyPoint Capital Management, LLC	August 22, 2012 / Sub-Advisory Agreement
Revolution Capital Management, LLC	May 23, 2012 / Trading Agreement

 The form of Sub-Advisory Agreement that the Board approved is attached at Exhibit A and the form of Trading Agreement that the Board approved is attached at Exhibit B.

On each of August 22, 2012 and May 23, 2012, the Board, including the majority of the Independent Trustees, in approving the Sub-Advisory Agreements and the Trading Agreement, respectively, determined that the terms and conditions of the Sub-Advisory Agreements and Trading Agreement were fair to, and in the best interests of, each Fund and its respective shareholders.  The Board received and discussed a memorandum from the Trust’s legal counsel regarding their duties and responsibilities under the 1940 Act in approving the Sub-Advisory Agreements and the Trading Agreement.  In connection with its approval of the Sub-Advisory Agreements and Trading Agreement, the Board considered the following factors:

•	The overall investment performance of each Sub-Adviser;
•	The nature, scope and quality of the services to be provided by each Sub-Adviser;
•	The costs of the services to be provided by each Sub-Adviser and the structure of the Sub-Adviser’s fees;
•	The extent to which economies of scale would be realized as an Underlying Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and
•	The profits to be realized by each Sub-Adviser and its affiliates from the relationship with the Underlying Funds.

None of these factors was determinative in the Board’s decision to approve the Sub-Advisory Agreements and the Trading Agreement, but each was a factor in the Independent Trustees’ consideration.

In addition, the Independent Trustees discussed and considered materials which had been distributed to them in advance of the meeting and prepared by the Sub-Advisers in response to the questionnaires provided by the Adviser and Fund counsel with respect to certain matters that the Adviser and Fund counsel believed relevant to the approval of the Sub-Advisory Agreements and the Trading Agreement under Section 15 of the 1940 Act.  These materials included, among other things, information regarding: (a) each Sub-Adviser’s financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on economies of scale (if any) resulting from growth of the Underlying Funds’ assets; (c) the timeliness, adequacy and quality of information supplied by each Sub-Adviser in response to the requests of the Adviser and the Independent Trustees; (d) regulatory issues; (e) each Sub-Adviser’s compliance program and chief compliance officer; and (f) other material factors affecting each Sub-Adviser.  The Independent Trustees then discussed each of the Sub-Advisory Agreements and Trading Agreement with each Sub-Adviser.

Regarding each of the Sub-Advisers, the Board considered, among other things, the following:

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with White Oak Global Advisors, LLC (“White Oak”).  White Oak is located at 88 Kearney Street, Fourth Floor, San Francisco, CA 94108, and is a registered investment adviser.  White Oak provides portfolio management services to pooled investment vehicles, pension and profit sharing plans, corporations and other investment advisers.  Andre A. Hakkak, Managing Member and Portfolio Manger, is the sole control person of White Oak through his ownership interest.

In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of White Oak’s event driven strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board also considered that White Oak has a track record of just over a year, but that the portfolio managers who will be managing the Funds’ assets have a longer history at a prior firm.  The Board expressed its satisfaction with White Oak’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that White Oak’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to White Oak.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with KeyPoint Capital Management, LLC (“KeyPoint”).   KeyPoint is located at 3100 Monticello Avenue, Suite 400, Dallas, TX 75205, and is a registered investment adviser.  KeyPoint provides portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans.  Rodney B. Hinze, Managing Member and Portfolio Manager, is the sole control person of KeyPoint through his ownership interest.

In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of KeyPoint’s real estate equity strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board also considered that KeyPoint registered with the SEC as an investment adviser in 2012.  The Board expressed its satisfaction with KeyPoint’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that KeyPoint’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to KeyPoint.

Considerations of the Board of Trustees regarding the Trading Agreement with Revolution Capital Management, LLC (“Revolution”).  Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is a registered Commodity Trading Advisor (“CTA”).  Revolution provides trading services to high-net worth individuals and institutional investors.  Mark Chapin, Michael Mundt and Robert Olson, each a Principal of Revolution, is each a control person through his co-equal ownership interest.

In approving the Trading Agreement, the Board considered the favorable portfolio fit of Revolution’s systematic short to intermediate term time frame strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board also considered that Revolution has been registered as a CTA since 2004.  The Board expressed its satisfaction with Revolution’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that Revolution’s policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to Revolution.

After reviewing each Sub-Advisory Agreement and Trading Agreement, the Board assessed the overall quality of services to be provided to the Underlying Funds.  The Board considered each Sub-Adviser’s specific responsibilities in all aspects of day-to-day portfolio management of each Underlying Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at each Sub-Adviser involved in day-to-day portfolio activities.  The Board reviewed the certifications by the Adviser’s Chief Compliance Officer in connection with each Sub-Adviser’s compliance procedures and any material compliance issues that had been brought to their attention with respect to each Sub-Adviser.  The Board concluded that each Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under its Sub-Advisory Agreement or Trading Agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Board then turned to a more focused review of the cost of services and the structure of the fees under the Sub-Advisory Agreements and Trading Agreement.  The Adviser noted that the fees under the Sub-Advisory Agreements and Trading Agreement are paid out of the Adviser’s fee.

The Board concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to each of the fees under the Sub-Advisory Agreements and Trading Agreement.

Based on the factors discussed above, the Board approved the Sub-Advisory Agreements and the Trading Agreement.

Summary of the Sub-Advisory Agreements and Trading Agreement (collectively, the “Agreements”).  The following description is only a summary of the material terms of the Agreements.  A form of the Sub-Advisory Agreement is attached at Exhibit A and a form of the Trading Agreement is attached at Exhibit B, and each should be referenced for its specific terms.  The Sub-Advisory Agreement with White Oak is dated September 14, 2012.  The Sub-Advisory Agreement with KeyPoint is dated September 4, 2012.  The Trading Agreement with Revolution is dated September 26, 2012.  The Agreements will each have an initial term of two years as permitted by the 1940 Act.  Each of the Sub-Advisers relies upon respective portfolio managers for the day-to-day management of the portion of the Underlying Funds’ portfolios that it manages or trades.  The Agreements provide that following the initial term of two years, each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval.  The Agreements are each terminable at any time without penalty, on sixty days written notice and will terminate automatically in the event of an assignment (as defined by the 1940 Act).  The Adviser will pay each Sub-Adviser monthly an annual fee based upon the average daily net assets of the Underlying Funds allocated to that Sub-Adviser from the 1.75% advisory fee paid to the Adviser pursuant to its investment advisory agreement with the Underlying Funds Trust dated September 15, 2009, as amended.  The Funds are not responsible for the payment of Sub-Adviser fees.

Compensation.  Set forth below is (i) the aggregate compensation paid to the Adviser and the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, during the fiscal year ended December 31, 2011, and (ii) the annualized compensation to be paid to the Adviser and the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, for the fiscal year ending December 31, 2012:

	Aggregate Dollar Amount	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of L/S Equity	As a Percentage of Average Net Assets of L/S Debt	As a Percentage of Average Net Assets of Hedged Strategies	As a Percentage of Average Net Assets of Managed Futures
Fiscal Year Ended December 31, 2011	$9,263,165	2.21%	2.26%	1.88%	1.86%	1.92%	N/A
Fiscal Year Ended December 31, 2012	$12,959,383	1.98%	1.98%	1.97%	1.95%	1.96%	2.00%

None of the Sub-Advisers is an affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a Sub-Adviser.

Management of the Sub-Advisers.  Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of each Sub-Adviser and the addresses of each are the same as those provided above for the respective Sub-Adviser.

Sub-Adviser	Name	Principal Occupation/Title
White Oak	Matthew D. Caudill Andre A. Hakkak Jeffery S. Lisle David M. Lund Barbara Jean Schasser McKee	General Counsel and Chief Compliance Officer Managing Member and Portfolio Manager Chief Operating Officer Chief Financial Officer Managing Member and Portfolio Manager
KeyPoint	Leonard S. Crowell Rodney B. Hinze	Chief Compliance Officer Managing Member and Portfolio Manager
Revolution	Mark Chapin Michael Mundt Robert Olson	Principal Principal Principal

Other Registered Investment Companies Advised or Sub-Advised by the Sub-Advisers.  None of the Sub-Advisers currently acts as a sub-adviser or trading advisor to any registered investment company (mutual fund) having similar investment objectives to the Underlying Funds allocated to the respective Sub-Adviser.

Information about the Funds.  The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov).  Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.  The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. As noted above, the Funds’ investment adviser is Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is an affiliate of the Adviser.   Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor.  In addition to serving as the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Custodian for the Funds’ securities and cash.  U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212 also serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders.  COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership.  To the knowledge of the Funds’ management, as of the close of business on October 31, 2012, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each share class of the Funds, and owned, as a group, shares of the Funds as follows:

Fund	Ownership Percentage
Alpha	0.06%
L/S Equity	0.44%
L/S Debt	0.78%
Hedged Strategies	0.04%
Managed Futures	4.81%

 Share Ownership.  As of October 31, 2012 there were 45,346,508 shares of Alpha outstanding, 2,900,058 shares of L/S Equity outstanding, 1,827,049 shares of L/S Debt outstanding, 11,605,684 shares of Hedged Strategies outstanding and 2,101 shares of Managed Futures outstanding.  To the knowledge of the Funds’ management, as of the close of business on October 31, 2012, the following persons owned of record 5% or more of the outstanding shares of each Fund:

Hatteras Alpha Hedged Strategies Fund – No Load

Name and Address	Number of Shares	% of Class	Type of Ownership
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10,666,278.41	46.47	R
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,590,078.445	6.93	R
National Financial Services, LLC 200 Liberty St. New York, NY 10281	1,428,759.05	6.22	R

Hatteras Alpha Hedged Strategies Fund – Class A

Name and Address	Number of Shares	% of Class	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	562,194.670	55.27	R
First Clearing LLC 2801 Market Street St. Louis, MO 63103	125,396.500	12.33	R
RBC Capital Markets, LLC 2159 E Shelby Street Seattle, WA 98112	106,274.405	10.45	R

Hatteras Alpha Hedged Strategies Fund – Class C

Name and Address	Number of Shares	% of Class	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	414,537.970	12.76	R
First Clearing LLC 2801 Market Street St. Louis, MO 63103	248,514.950	7.65	R

Hatteras Alpha Hedged Strategies Fund – Institutional Class

Name and Address	Number of Shares	% of Class	Type of Ownership
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7,668,845.22	42.31	R
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94104	3,924,911.18	21.65	R
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	2,517,246.00	13.89	R
First Clearing LLC 2801 Market Street St. Louis, MO 63103	1,289,578.09	7.11	R
National Financial Services, LLC 200 Liberty St. New York, NY 10281	1,003,819.34	5.54	R
United Bank Inc. 514 Market Street Parkersburg, WV 26101	921,287.18	5.08	R
Parbanc Co. 514 Market Street Parkersburg, WV 26101	921,287.18	5.08	R

Hatteras Long/Short Equity Fund – Class A

Name and Address	Number of Shares	% of Class	Type of Ownership
UBS Financial Services, Inc. 100 Harbor Boulevard Weehawken, NJ 07086	79,369.97	34.17	R

Hatteras Long/Short Equity Fund – Institutional Class

Name and Address	Number of Shares	% of Class	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94104	956,632.03	35.86	R

Hatteras Long/Short Debt Fund – Class A

Name and Address	Number of Shares	% of Class	Type of Ownership
Merrill Lynch Pierce Fenner Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	111,058.616	12.78	R
UBS Financial Services, Inc. 1031 Cove Road Mamaroneck, NY 10543	43,565.839	5.01	R

Hatteras Long/Short Debt Fund – Institutional Class

Name and Address	Number of Shares	% of Class	Type of Ownership
Hopi Tribe FBO Hopi Trive Pl Land Exchange PO Box 123 Kykotsmovi, AZ 86039	72,958.00	7.62	B

Hatteras Hedged Strategies Fund – Institutional Class

Name and Address	Number of Shares	% of Class	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94104	5,833,861.691	50.27	R
Pershing LLC PO Box 2052 Jersey City, NJ 07303	4,637,327.852	39.96	R
National Financial Services, LLC 200 Liberty St. New York, NY 10281	861,824.444	7.43	R

Hatteras Managed Future Strategies Fund – Class A

Name and Address	Number of Shares	% of Class	Type of Ownership
Hatteras Alternative Mutual Funds LLC 8540 Colonnade Center Dr. Ste 401 Raleigh, NC 27615	1,000.000	100.00	B

Hatteras Managed Future Strategies Fund – Institutional Class

Name and Address	Number of Shares	% of Class	Type of Ownership
Hatteras Alternative Mutual Funds LLC 8540 Colonnade Center Dr. Ste 401 Raleigh, NC 27615	1,000.000	90.86	B
James M Fields & Maria J Fields c/oHatteras Alternative Mutual Funds LLC 8540 Colonnade Center Dr. Ste 401 Raleigh, NC 27615	100.604	9.14	B

Shareholder Proposals.  The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual shareholder reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders.  Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-569-2382 or writing to Hatteras Alternative Mutual Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement:  This Information Statement is available at http://www.hatterasfunds.com.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of _________, 20__, by and among Hatteras Alternative Mutual Funds, LLC, a Delaware limited liability company (the “Adviser”), ____________________, a ______________ (the “Sub-Adviser”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of its series, _________________ (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Funds”), in which each series of Hatteras Funds, including any future series of Hatteras Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, by virtue of the fund-of-funds structure, the Sub-Adviser will indirectly serve as a sub-adviser to any series of Hatteras Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed investment adviser to the Fund, pursuant to an Investment Advisory Agreement dated September 15, 2009 (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Adviser has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets (i) to be contributed into or subtracted from the Fund and (ii) to be advised by the Sub-Adviser; and

WHEREAS, the Adviser and the Trust desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Adviser is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser to serve as sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.            Advisory Services. Subject to the supervision of the Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Sub-Adviser with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

(a)           will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)           will manage, in consultation with the Adviser, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)           will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)           will consult with the Adviser on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)           will attend regular business and investment-related meetings with the Board of Trustees and the Adviser, as requested by the Trust, the Adviser or both; and

(f)           will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Adviser and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.            Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it:

(a)           as part of its retention as a Sub-Adviser with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Adviser, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Adviser is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain its status as a Registered Investment Adviser with the Securities and Exchange Commission;

(c)           will conform with all Rules and Regulations of the Securities and Exchange Commission;

(d)           will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(e)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(f)             will maintain its own Code of Ethics and report to the Adviser’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(g)           will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act.  The Sub-Adviser will provide either the manual or a summary thereof, including updates thereto, to the Adviser’s Compliance Officer; and

(h)           provide written notice to the Adviser and the Board of Trustees of any change to the amount contributed by any officer, director, manager, owner or other key individual of the Sub-Adviser to the accounts or funds managed by the Sub-Adviser, as compared to the amount which has been previously represented to the Adviser or the Board of Trustees, promptly, but in no case later than three business days from the date of such change.

4.            Covenants by the Adviser and the Trust. The Adviser and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Sub-Adviser as investment adviser with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Sub-Adviser may use the Fund’s name on a representative client list.

5.            Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.           Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Adviser seeks to purchase or sell  the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Adviser shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Adviser’s clients.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.           Covenants by the Adviser. The Adviser agrees with respect to the services provided to the Adviser hereunder that the Adviser will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.           Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Adviser hereunder.

10.           Expenses. During the term of this Agreement, the Sub-Adviser will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

11.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a monthly fee equal to _______ (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Adviser. The Adviser shall pay the Sub-Adviser as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.          Standard of Care: Limitation of Liability: Limited Indemnity.  The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equityholders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser, the Fund or both may have under any such federal or state securities laws.

13.           Reference to the Sub-Adviser. Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Adviser or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Adviser.

14.           Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(e), 9, 11, 12 and 13 shall survive any termination or expiration.

15.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

16.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Adviser at:

_____________________
_____________________
_____________________

To the Adviser at:

Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

17.           Proxy Voting.  The Sub-Adviser is authorized to vote proxies received on securities held in the Separate Account.  The Adviser and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Adviser’s written policy in effect from time to time, receipt of which the Sub-Adviser hereby acknowledges.  The Adviser and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Adviser receipt of such communications and to follow the Sub-Adviser’s instructions concerning the same.  The Sub-Adviser shall not be responsible for voting proxies not timely received by the Sub-Adviser.

18.           Legal Proceedings. The Sub-Adviser will not advise or act for the Adviser of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Adviser.

19.           Force Majeure.  In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

20.           Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Adviser be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Adviser’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Adviser must provide the Adviser written notice of its decision not to effect a transaction within one business day of such decision.

21.   Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.   Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

23.          Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

24.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

______________________

By: _____________________________
Name:
Title:

Hatteras Alternative Mutual Funds, LLC

By: _____________________________
Name:
Title:

Underlying Funds Trust

By: _____________________________
Name:
Title:

EXHIBIT B

FORM OF TRADING AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of _________, 20__, by and among Hatteras Alternative Mutual Funds, LLC, a Delaware limited liability company (the “Advisor”), ________________, a [Delaware limited liability company] (the “Trader”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of the Managed Futures Portfolio (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Mutual Funds”), in which each series of Hatteras Mutual Funds, including any future series of Hatteras Mutual Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, the Advisor, on behalf of the Fund, may allocate a portion of the Fund’s assets not to exceed in the aggregate 25% of its assets to one or more separate trading accounts (each a “HTA Separate Trading Account”) established for Hatteras Trading Advisors, an exempted company incorporated in the Cayman Islands (“HTA”) and a wholly-owned subsidiary of the Fund; and

WHEREAS, the Fund will maintain a cash sub-account (the “Cash Sub-Account”) corresponding to the HTA Separate Trading Account established for a Trader that will be held by the Fund’s custodian and invested in cash or cash equivalents by the Advisor; and

WHEREAS, by virtue of the fund-of-funds structure, the Trader will serve as a commodity trading adviser (“CTA”) for the  HTA Separate Trading Account established for such Trader and, therefore, indirectly of the Fund and ultimately to any series of Hatteras Mutual Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund and pursuant to an Investment Advisory Agreement and separately to HTA, pursuant to the Cayman Investment Advisory Agreement, each dated August 23, 2011 (each an “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets to be contributed into or subtracted from the Fund including the portion thereof that will be allocated to the HTA Separate Trading Account established for and to be traded by the Trader; and

WHEREAS, the Advisor and the Trust desire to retain the Trader to assist the Advisor in providing a continuous investment program for that portion of the Fund’s assets allocated to the HTA Separate Trading Account from the Fund’s assets and, the Trader is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Trader is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.   Appointment. The Advisor and the Trust hereby appoint the Trader to serve as CTA with respect to that portion of the Fund’s assets allocated to the HTA Separate Trading Account and established for the Trader.  Intending to be legally bound, the Trader accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Trader will assist the Advisor in providing a continuous investment program for that portion of the Fund’s assets allocated to the Trader’s HTA Separate Trading Account including, investment research and management with respect to commodity interests, including, futures contracts, options on futures contracts, forward contracts or commodities, and swaps (“Commodity Interests”).  The Trader will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission (the “SEC”) in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Trader with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Trader further agrees that it:

(a)           will assist in determining from time to time what Commodity Interests will be purchased, retained or sold for its HTA Separate Trading Account;

(b)           will place orders pursuant to its investment determinations for its HTA Separate Trading Account with any futures commission merchant selected at the discretion of the Trader;

(c)           will attend either in person or via telephone regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(d)           will maintain books and records with respect to the Commodity Interests held in its HTA Separate Trading Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to its HTA Separate Trading Account and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.   Covenants by the Trader. The Trader agrees with respect to the services provided to its HTA Separate Trading Account and indirectly the Fund that it:

(a)           as part of its retention as a CTA with respect to the trading of its HTA Separate Trading Account, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Trader is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, including its status as a CTA with the Commodity Futures Trading Commission (the “CFTC”) and as a Registered Investment Adviser with the SEC and will conform with all applicable Rules and Regulations of the CFTC and the SEC;

(c)           will electronically deliver trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(d)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except (i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or (ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Trader may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(e)             will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(f)             will maintain its own compliance program or manual, pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940 and, as may be required from time to time, for all CTAs registered with the CFTC.  The Trader will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(g)             in furnishing services hereunder, the Trader will not consult with any other CTA to (i) the Funds, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning the Commodity Interests held in its HTA Separate Trading Account. (This shall not be deemed to prohibit the Trader from consulting with any of its affiliated persons concerning transactions in the Commodity Interests.  This shall also not be deemed to prohibit the Trader from consulting with any other covered CTAs concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act, if applicable.)

4.   Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Trader as a CTA with respect to the HTA Separate Trading Account established for the Trader, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Trader may use the HTA name on a representative client list.

(c)           that the Advisor and the Trust will treat confidentially and as proprietary information of the Trader, all records and other information relative to the Trader and its affiliates and will not use such records and information for any purpose other than the performance of its duties  and obligations hereunder or pursuant to disclosure requirements under the Federal securities laws (except (i) after prior written notification to the Trader, to respond to requests that are a part of routine regulatory audits or inspections or (ii) after prior notification to and approval in writing by the Trader, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Advisor or Trust may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust); and

(d)           that each of the Advisor and the Trust will maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body and will conform with all applicable rules and regulations of the SEC and other applicable law and regulations.

5.   Services Not Exclusive. The services furnished by the Trader hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Trader or any affiliated person of the Trader or any employee, agent, manager or affiliated person of such person from acting as a CTA for any other person or persons, including other investment vehicles or separate accounts of any type with investment objectives and policies the same as or similar to those of the Fund or the HTA Separate Trading Account, or (ii) limit or restrict the Trader or any such employee, agent, manager or affiliated person from buying, selling or trading any Commodity Interests for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Trader agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.   HTA Separate Trading Account Transactions. The HTA Separate Trading Account and other accounts advised or managed by the Trader may invest in the same Commodity Interests.  When the Trader seeks to purchase or sell the same Commodity Interests at substantially the same time on behalf of its HTA Separate Trading Account and/or another account, the Trader shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Trader believes to be equitable to the HTA Separate Trading Account and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the HTA Separate Trading Account or the size of the position obtained or sold by the HTA Separate Trading Account.  To the extent permitted by law, the Trader may aggregate the Commodity Interests to be sold or purchased for the HTA Separate Trading Account with those to be sold or purchased for other accounts in order to obtain best execution on an overall basis for all the Trader’s clients.  In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Commodity Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will not deliberately use any trading strategies for the HTA Separate Trading Account which it or its principals know are inferior to those employed by other accounts.  The Trader further agrees to be aware of the position limits imposed on certain Commodity Interest contracts by the CFTC or applicable contract market.  The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the HTA Separate Trading Account's assets allocated to it bears to all of the HTA Separate Trading Account's assets.  If, at any time during the term of this Agreement, the Trader is required to aggregate the HTA Separate Trading Account's Commodity Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Advisor if the HTA Separate Trading Account's positions are included in an aggregate amount which exceeds the applicable speculative position limit.  If the speculative positions limits are reached in any Commodity Interest contract, the Trader will modify the trading instructions to the HTA Separate Trading Account and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts.  The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the HTA Separate Trading Account given the Trader's current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

The Disclosure Document of the Trader and any other information relating to the Trader, its businesses, principals, and past performance record that has been requested by the Advisor, has been delivered to the Advisor and is current, accurate and complete in all material respects and is in compliance with all applicable laws, rules and regulations, including Part 4 of the CFTC regulations, and the Trader will provide the Advisor with updated or amended copies of any such materials.

The Trader shall place orders for the purchase and sale of all Commodity Interests for its HTA Separate Trading Account and will utilize futures commission merchants to execute transactions in accordance with the Fund’s policies and restrictions regarding trade allocations.

7.   Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the SEC.

8.   Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.   Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act and Rule 4.23 of the CFTC, the Trader hereby agrees that all records which it maintains for its HTA Separate Trading Account are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Trader further agrees to preserve for the periods prescribed by Rule 31a-2 of the 1940 Act and Rule 4.23 of the CFTC, if applicable, the records required to be maintained by the CFTC and the SEC, if applicable, with respect to the services provided by the Trader hereunder.

10.   Expenses. During the term of this Agreement, the Trader will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Trader to pay any expenses of its HTA Separate Trading Account, the Fund or the Advisor.

11.   Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Trader, as compensation for the services provided by the Trader under this Agreement, a monthly fee equal to [   ]% (on an annualized basis) of the aggregate average net assets of the Trader’s HTA Separate Trading Account and the corresponding Cash Sub-Account, plus any leveraged amount applied to such assets by the Advisor, over which the Trader has trading authority.  Notwithstanding Section 14 below, the Trader shall only be entitled to compensation under this Section 11 for so long as and to the extent it has trading authority over its HTA Separate Trading Account, which trading authority may be terminated at any time by the Advisor in its sole discretion when it is determined by the Advisor that it is in the best interest of the Fund and the Trust to do so, without regard to the sixty (60) days notice period required for termination of this Agreement. The Advisor shall pay the Trader as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month.  The Advisor or its designee shall provide the Trader with a fee reconciliation report with each monthly payment.  In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the aggregate average net assets of the Trader’s HTA Separate Trading Account and the corresponding Cash Sub-Account, in accordance with the Fund’s prospectus.

12.   Standard of Care: Limitation of Liability: Limited Indemnity.  The Trader shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other accounts and customers, but shall not be liable for any action taken or omitted by the Trader in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Trader, and its managers, officers, directors, equity holders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a CTA for the HTA Separate Trading Account, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Trader in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Trader or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.   Reference to the Trader. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Trader or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Trader to the HTA Separate Trading Account or the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Trader.

14.   Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Trader or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(e), 9, 11, 12, 13 and 16 shall survive any termination or expiration.

15.   Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

16.   Non-Solicitation.  During the term of this Agreement and for a period of two (2) years thereafter, each of the Trust and the Advisor on one hand and the Trader on the other agrees that it will not directly or indirectly, on its own behalf or on behalf of any other person, (i) solicit, induce or encourage the resignation of any member or employee of the other party or its affiliates, including those providing support, investment management, or client solicitation services, or hire any such member or employee whom the other party or its affiliates employed at any time during the twelve (12) month period preceding the termination of this Agreement; or (ii) in any way interfere or attempt to interfere with the relationship between the other party and its affiliates and any of their members or employees.

17.   Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Trader at:

[Please provide address, etc.]

with a copy to:

[Please provide contact information]

To the Advisor at:

Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn:  J. Michael Fields, Chief Operating Officer
Facsimile:  (919) 846-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn:  Joshua B. Deringer, Esq.

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Facsimile:  (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

18.   Legal Proceedings. The Trader will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving Commodity Interests held or previously held in the HTA Separate Trading Account or the Fund without the prior written consent of the Advisor.

19.   Binding Arbitration.  The parties hereto agree that any dispute between or among any of the parties arising out of, relating to or in connection with this Agreement or HTA, the Fund or the Trust, shall be resolved exclusively through binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. Both the Advisor and Trader, understand that Arbitration is final and binding on both parties and that each party in executing this agreement is waiving their rights to seek remedies in court, including the right to jury trial.  The arbitration hearing shall be held in Raleigh, North Carolina.  Disputes shall not be resolved in any other forum or venue.  Each party will jointly appoint one arbitrator within 30 business days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the parties will attempt to agree on a third arbitrator within 30 business days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 business days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the parties hereto, and judgment upon the award may be entered in the courts of the state of North Carolina and/or the U.S. District Court for the Eastern District of North Carolina, or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets. The arbitration agreement contained in this Section 19 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award.  In the event of arbitration as provided in this Section 19, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the parties, or in the absence of agreement among or between the parties, as established by the arbitrators.  Notwithstanding any other provision of this Agreement, this Section 19 will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C ss. 5701 et seq.) (the “Delaware Arbitration Act”).  If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 19, including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 19. In that case, this Section 19 will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 19 will be construed to omit such invalid or unenforceable provision.

20.   Force Majeure.  In addition, and without limiting any other provision of this Agreement, the Trader shall not be liable for (i) force majeure or other events beyond the control of the Trader, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Trader or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Trader.

21.   Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Trader be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Trader’s legal, regulatory, or operational policies and procedures; provided, however, that the Trader must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

22.          Independent Agent.  It is understood and agreed that the Trader shall be an independent contractor of the Advisor and the Trust and, except as specifically provided in this Agreement, that the Trader shall not have authority to act for or represent the Advisor or the Trust contained herein shall create or constitute the Trader and the Advisor or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

23.   Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

24.   Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

25.   Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the CFTC or the 1940 Act, as applicable.

26.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

[Insert Name of Trader]

By: _____________________________
Name:
Title:

Hatteras Alternative Mutual Funds, LLC

By: _____________________________
Name:  J. Michael Fields
Title:    Chief Operating Officer

Underlying Funds Trust

By: _____________________________
Name:  J. Michael Fields
Title:    Secretary